AXA Equitable Life Insurance Company

Supplement dated August 14, 2018 to the current prospectuses for:

•	Investment Edge
•	Investment Edge 15

This Supplement updates certain information in the most recent prospectus, and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes:

1.	PIMCO Global Bond Portfolio (Unhedged) Name Change

Effective on or about July 30, 2018, PIMCO Global Bond Portfolio (Unhedged) Fund changed its name to PIMCO Global Bond Opportunities Portfolio (Unhedged). Therefore, all references in your Prospectus to the PIMCO Global Bond Portfolio (Unhedged) Fund have been replaced with the PIMCO Global Bond Opportunities Portfolio (Unhedged). The Portfolio’s investment objective and Investment Adviser remains unchanged. Please see “The Portfolios of the Trusts” in your Prospectus for more information.

2.	Reorganization of Ivy VIP Micro Cap Growth Portfolio

The Board of Trustees (Board) of Ivy Variable Insurance Portfolios (Trust) has recently approved the reorganization of Ivy VIP Micro Cap Growth (Target Portfolio) into Ivy VIP Small Cap Growth (Acquiring Portfolio). The Board has determined that it is in the best interest of the Target Portfolio and its shareholders to approve the submission of an Agreement and Plan of Reorganization (Plan) to shareholders of the Target Portfolio, in which substantially all of the assets of the Target Portfolio would be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio (Reorganization). The Target Portfolio and the Acquiring Portfolio are managed by Ivy Investment Management Company (IICO). The Acquiring Portfolio is expected to pursue an investment objective that is similar to that of the Target Portfolio and the investment manager will continue to be IICO.

Under the Plan, shareholders of each class of the Target Portfolio would receive shares of a corresponding class of shares of the Acquiring Portfolio, equal in value to such shareholder’s investment in the Target Portfolio. The Reorganization is expected to be tax-free to shareholders for Federal income tax purposes. A shareholder meeting for the Target Portfolio has been called for November 1, 2018, to consider the approval of its proposed Reorganization. If the Target Portfolio’s shareholders approve the Reorganization, the Reorganization is expected to close in the fourth quarter of 2018.

Existing shareholders may continue to make additional investments in the Target Portfolio until the closing date of the Reorganization, currently scheduled for early November. In anticipation of the Reorganization, the Target Portfolio will be closed to new shareholders on or around October 24, 2018.

In the third quarter of 2018, informational materials about the proposed Reorganization will be mailed to shareholders of record in the Target Portfolio as of July 25, 2018.

Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate

AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

IM-03-18 (8.18)	catalog no. 158963 (8.18)
IE15.0 IF/New Biz	#596939
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